UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01.  Other Events.

On August 4, 2011, Molina Healthcare, Inc., a Delaware corporation (the “Company”), adopted a trading plan (the “Plan”) in accordance with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, for the purpose of repurchasing shares of its common stock if price targets in the Plan are met while the Plan is in place.  The Plan is being entered into pursuant to the authority granted by the Company’s Board of Directors on July 27, 2011, and allows for repurchases of up to $7 million.  The Plan will become effective on August 4, 2011, and will expire on August 3, 2012, unless terminated earlier in accordance with its terms.

A plan under Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods.  A broker selected by the Company will have the authority under the terms and limitations specified in the Plan to repurchase shares on the Company’s behalf in accordance with the terms of the Plan.  The Company does not retain or exercise any discretion over purchases of common stock under the Plan.

Because repurchases under the Plan, if any, are subject to certain pricing parameters, there is no guarantee as to the exact number of shares that will be repurchased under the Plan, or that there will be any repurchases at all pursuant to the Plan.  The Company may terminate the Plan at any time.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report on Form 8-K contains “forward-looking statements” under the Private Securities Litigation Reform Act of 1995 regarding repurchases of shares of our common stock under a Rule 10b5-1 trading plan.  All of the Company’s forward-looking statements are based on its current expectations that are subject to numerous risk factors that could cause actual results to differ materially.  Such factors include without limitation, the Company’s common stock price, market conditions, the availability of common stock for repurchase and the Company’s access to capital to make such repurchases.  Additional information regarding the risk factors to which the Company is subject is provided in greater detail in the Company’s periodic reports and filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q.  These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov.  Given these risks and uncertainties, the Company can give no assurances that its forward-looking statements will prove to be accurate, or that any other results or events projected or contemplated by the Company’s forward-looking statements will in fact occur, and the Company cautions investors not to place undue reliance on these statements.  All forward‐looking statements in this report represent the Company’s judgment as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in the Company’s expectations that occur after the date of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: August 4, 2011	By: /s/ Jeff D. Barlow
Jeff D. Barlow Sr. Vice President – General Counsel, and Secretary